UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 29, 2015

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
On May 29, 2015 (the “Closing Date”), Avaya Inc. (the “Company”), Citibank, N.A., as Administrative Agent (“Citibank”), and the lenders party thereto entered into an amendment (the “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of December 21, 2012, as amended as of February 13, 2013, as amended as of March 12, 2013, and as further amended as of February 5, 2014, among the Company, Avaya Holdings Corp., Citibank, the lenders party thereto and the other parties party thereto (the “Credit Agreement”).

The modified terms of the Credit Agreement include (i) an extension of the maturity of $1,158 million aggregate principal amount of outstanding senior secured term B-3 loans from October 26, 2017 to May 29, 2020, and an extension of the maturity of $309 million aggregate principal amount of outstanding senior secured term B-6 loans from March 31, 2018 to May 29, 2020, in each case, by exchanging such loans for a new tranche of senior secured term B-7 loans; and (ii) permission to use proceeds of the refinancing transaction to prepay Revolving Credit Loans (as defined in the Credit Agreement) with a permanent reduction in the applicable Revolving Credit Commitments (as defined in the Credit Agreement).

In addition, pursuant to the Amendment, the new tranche of senior secured term B-7 loans include the issuance of $658 million in additional senior secured term B-7 loans, the proceeds of which were used by the Company to (i) incrementally pay down $316 million aggregate principal amount of outstanding senior secured term B-3 loans, $0.4 million in aggregate principal amount of outstanding senior secured term B-4 loans, and $275 million aggregate principal amount of outstanding senior secured term B-6 loans, (ii) repay $32 million of amounts outstanding under our senior secured multi-currency revolving credit facility under the Credit Agreement and permanently reduce the applicable Revolving Credit Commitments (as defined in the Credit Agreement), (iii) fund $33 million in original issue discounts, fees and expenses incurred in connection with the refinancing transaction, and (iv) pay $1 million for interest accrued on the refinanced term loans and revolving credit loans through the date of the refinancing transaction.

As of the Closing Date, the total aggregate principal amounts of outstanding senior secured term B-3, B-4, B-6 and B-7 loans are $616 million, $0.8 million, $537 million, and $2,125 million, respectively.

The new tranche of senior secured term B-7 loans bears interest at a rate per annum equal to either a base rate (subject to a floor of 2.00%) or a LIBOR rate (subject to a floor of 1.00%), in each case plus an applicable margin. The base rate is determined by reference to the higher of (1) the prime rate of Citibank, N.A. and (2) the federal funds effective rate plus one half of 1%. The applicable margin for borrowings of senior secured term B-7 loans is 4.25% per annum with respect to base rate borrowings and 5.25% per annum with respect to LIBOR borrowings, in each case, subject to increase pursuant to the terms of the Credit Agreement.

Any voluntary prepayment, and certain mandatory prepayments, of principal of the senior secured term B-7 loans, or any amendment to the terms of the senior secured term B-7 loans, the primary purpose of which is to effect a Term B-7 Repricing Transaction (as defined in the Amendment), in each case, after the Closing Date and on or prior to the sixth month anniversary of the Closing Date, will be subject to payment of a 1.00% premium on the aggregate principal amount of the senior secured term B-7 loans so prepaid or amended.

The foregoing description of the Amendment does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits

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(d)	Exhibits

Exhibit	Exhibit Name

10.1
Amendment No. 9 to Credit Agreement, dated as of May 29, 2015, among Avaya Inc., Citibank, N.A., as Administrative Agent, the Extending Term B-7 Lenders, the Refinancing Term B-7 Lenders and the Required Lenders.

Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology and include statements about our anticipated capital structure transaction. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: June 2, 2015	By:	/s/ Amy Fliegelman Olli
	Name:	Amy Fliegelman Olli
	Title:	Sr. Vice President and General Counsel

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